                                    EXHIBIT I

                             JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Schedule 13G filed herewith is filed jointly on behalf of each of them pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.


                                       SIGNATURE


After reasonable inquiry and to the best of the undersigned's knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete, and correct.


DATE:          February 8, 2000



                                       BRENTWOOD ASSOCIATES VII, L.P.,
                                       a Delaware limited partnership

                                       By:  Brentwood VII Ventures L.P.,
                                            a Delaware limited partnership
                                            Its:  General Partner

                                       By:   /s/ G. Bradford Jones
                                          --------------------------------------
                                                 G. Bradford Jones
                                                 General Partner

                                       BRENTWOOD AFFILIATES FUND, L.P.,
                                       a Delaware limited partnership

                                       By:  Brentwood VII Ventures L.P.,
                                            a Delaware limited partnership
                                            Its:  General Partner

                                       By:   /s/ G. Bradford Jones
                                          --------------------------------------
                                                 G. Bradford Jones
                                                 General Partner

                                       BRENTWOOD VII VENTURES, L.P.,
                                       a Delaware limited partnership

                                       By:    /s/ G. Bradford Jones
                                          --------------------------------------
                                                 G. Bradford Jones
                                                 General Partner


                                       13